NATIONS FUNDS TRUST
Nations Asset Allocation Fund (equity portion only)
Nations LifeGoal Income Portfolio
Nations LifeGoal Balanced Growth Portfolio
Nations LifeGoal Income and Growth Portfolio
Nations LifeGoal Growth Portfolio
(the “Funds”)

Supplement dated June 21, 2005
to the Prospectuses dated August 1, 2004

     Effective immediately, the prospectuses for all share classes of the Funds are hereby supplemented to reflect that Michael Welhoelter is no longer a team member of the Quantitative Strategies Group or Investment Strategies Team and therefore is no longer involved in the Funds’ day-to-day investment decision-making. All references to the portfolio management of the Funds throughout the prospectuses should be read in accordance with this supplemental information, as applicable.